1Q17 Supplemental Slides John C. R. Hele Chief Financial Officer Exhibit 99.3

Effect of Derivative Losses…………………………..…………. Net Derivative Gains (Losses)…………………………………. Explanatory Note on Non-GAAP Financial Information……… 2 Table of Contents 3 4 5 Page

Effect of Derivative Losses
1Q17
Net Income
(Loss)
$820
Less: Net Investment Gains
(Losses)
5
Less:
Net Derivative Gains
(Losses)
(602)
Less: Investment Hedge Adjustments
(139)
Less: Other
10
Operating
Earnings*
$1,546
(In millions) –
Post-tax
*Available to common shareholders.
See Explanatory Note on Non-GAAP Financial Information for non-GAAP financial information, definitions and/or reconciliations.

Net Derivative Gains (Losses)
(In millions) –
Post-tax
1
Includes U.S., Asia, Latin America, EMEA and MetLife Holdings reporting segments, as well as Corporate & Other.
2
Used to hedge embedded derivatives.
See Explanatory Note on Non-GAAP Financial Information for non-GAAP financial information, definitions and/or reconciliations.
RemainCo
1
Brighthouse Financial
Total Company
1Q17
1Q17
1Q17
Reported
Asymmetrical and
Non-Economic
Reported
Asymmetrical and
Non-Economic
Reported
Asymmetrical and
Non-Economic
Non-VA Program
Interest Rate
(109)
(163)
(17)
(62)
(126)
(225)
Foreign Currency Exchange Rate
81
70
(32)
(34)
49
36
Other
1
(8)
(72)
-
(71)
(8)
Total Non-VA Program
$(27)
$(101)
$(121)
$(96)
$(148)
$(197)
VA Program
Market Risks in Embedded Derivatives
175
-
444
-
619
-
Freestanding Derivatives
2
(240)
(27)
(695)
(150)
(935)
(177)
Nonperformance Risks in Embedded
Derivatives
(2)
(2)
(26)
(26)
(28)
(28)
Other Risks in Embedded Derivatives
(53)
-
(57)
-
(110)
-
Total VA Program
$(120)
$(29)
$(334)
$(176)
$(454)
$(205)
Subtotal
$(147)
$(130)
$(455)
$(272)
$(602)
$(402)
One-time Recapture
172
-
(172)
-
-
-
Total Net Derivative Gains (Losses)
$25
$(130)
$(627)
$(272)
$(602)
$(402)

Explanatory Note on Non-GAAP Financial
Information
In
this
presentation,
MetLife
presents
certain
measures
of
its
performance
that
are
not
calculated
in
accordance
with
accounting
principles
generally
accepted
in
the
United
States
of
America
(“GAAP”).
MetLife
believes
that
these
non-GAAP
financial
measures
enhance
the
understanding
of
MetLife’s
performance
by
highlighting
the
results
of
operations
and
the
underlying
profitability
drivers
of
the
business.
The
following
non-GAAP
financial
measures
should
not
be
viewed
as
substitutes
for
the
most
directly
comparable
financial
measures
calculated
in
accordance
with
GAAP:
Reconciliation of this non-GAAP measure to the most directly comparable GAAP measure is included in this presentation and in this period’s quarterly financial supplement, which is available at www.metlife.com.
5
Non-GAAP financial measures:
Comparable GAAP financial measures:
(i)
operating earnings available to common shareholders
(i)
net income (loss) available to MetLife, Inc.’s common shareholders
(i)
net income
(loss); and
(i)
net income (loss) available to MetLife, Inc.’s common shareholders; and
(ii)
operating earnings.
(ii)
operating earnings available to common shareholders.
MetLife’s definitions of the various non-GAAP and other financial measures discussed in this news release may differ from those used by other companies:
should be read as, respectively:
Any references in this presentation (except in this Explanatory Note on  Non-GAAP
Financial Information) to:

Explanatory Note on Non-GAAP Financial
Information (Continued)
Operating
earnings
and
related
measures
•
operating
earnings
available
to
common
shareholders
Operating earnings is defined as operating revenues less operating expenses, both net of income tax. Operating earnings available to common shareholders is defined as operating earnings less preferred stock dividends.
Operating
revenues
and
operating
expenses
6
These measures are used by management to evaluate performance and allocate resources. Consistent with GAAP guidance for segment reporting, operating earnings is also
MetLife’s GAAP measure of segment performance. Operating earnings and other financial measures based on operating earnings are also the measures by which MetLife senior management’s and many other employees’ performance is evaluated for the purposes of determining their compensation under applicable compensation plans. Operating earnings and other financial measures based on operating earnings allow analysis of our performance relative to our business plan and facilitate comparisons to industry results.
These financial measures, along with the related operating premiums, fees and other revenues, focus on our primary businesses principally by excluding the impact of market volatility, which could distort trends, and revenues and costs related to non-core products and divested businesses and certain entities required to be consolidated under GAAP.
Also, these measures exclude results of discontinued operations and other businesses that have been or will be sold or exited by MetLife and are referred to as divested businesses. In addition, for the year ended March 31, 2016, operating revenues and operating expenses exclude the financial impact of converting MetLife’s Japan operations to calendar-year end reporting without retrospective application of this change to prior periods and is referred to as lag elimination. Operating revenues also excludes net investment gains (losses) (NIGL) and net derivative gains (losses) (NDGL). Operating expenses also excludes goodwill impairments.
•
Universal life and investment-type product policy fees excludes the amortization of unearned revenue related to NIGL and NDGL and certain variable annuity guaranteed minimum income benefits (GMIB) fees (GMIB fees);
•
Net investment income: (i) includes earned income on derivatives and amortization of premium on derivatives that are hedges of investments or that are used to replicate certain investments but do not qualify for hedge accounting treatment (“investment hedge adjustments”), (ii) excludes post-tax operating earnings adjustments relating to insurance joint ventures accounted for under the equity method, (iii) excludes certain amounts related to contractholder-directed unit-linked investments, and (iv) excludes certain amounts related to securitization entities that are variable interest entities (VIEs) consolidated under GAAP; and
•
Other revenues are adjusted for settlements of foreign currency earnings hedges.
The following additional adjustments are made to revenues, in the line items indicated, in calculating operating revenues:

Explanatory Note on Non-GAAP Financial
Information (Continued)

•
Policyholder benefits and claims and policyholder dividends excludes: (i) changes in the policyholder dividend obligation related to NIGL and NDGL, (ii) inflation-
indexed benefit adjustments associated with contracts backed by inflation-indexed investments and amounts associated with periodic crediting rate adjustments based on the total return of a contractually referenced pool of assets and other pass through adjustments, (iii) benefits and hedging costs related to GMIBs (GMIB costs), and (iv) market value adjustments associated with surrenders or terminations of contracts (Market value adjustments);
•
Interest credited to policyholder account balances includes adjustments for earned income on derivatives and amortization of premium on derivatives that are hedges of policyholder account balances but do not qualify for hedge accounting treatment and excludes amounts related to net investment income earned on contractholder-directed unit-linked investments;
•
Amortization of DAC and value of business acquired (VOBA) excludes amounts related to: (i) NIGL and NDGL, (ii) GMIB fees and GMIB costs and (iii) Market value adjustments;
•
Amortization of negative VOBA excludes amounts related to Market value adjustments;
•
Interest expense on debt excludes certain amounts related to securitization entities that are VIEs consolidated under GAAP; and
•
Other operating expenses excludes costs related to: (i) noncontrolling interests, (ii) implementation of new insurance regulatory requirements, and (iii) acquisition, integration and other costs.
Operating earnings also excludes the recognition of certain contingent assets and liabilities that could not be recognized at acquisition or adjusted for during the measurement period under GAAP business combination accounting guidance.
The tax impact of the adjustments mentioned above are calculated net of the U.S. or foreign statutory tax rate, which could differ from the Company’s effective tax rate.
Additionally, the provision for income tax (expense) benefit also includes the impact related to the timing of certain tax credits, as well as certain tax reforms.
The following additional information is relevant to an understanding of MetLife’s performance results:
•
Asymmetrical and non-economic accounting refer to: (i) the portion of net derivative gains (losses) on embedded derivatives attributable to the inclusion of MetLife’s credit spreads in the liability valuations, (ii) hedging activity that generates net derivative gains (losses) and creates fluctuations in net income because hedge accounting cannot be achieved and the item being hedged does not a have an offsetting gain or loss recognized in earnings, (iii) inflation-indexed benefit adjustments associated with contracts backed by inflation-indexed investments and amounts associated with periodic crediting rate adjustments based on the total return of a contractually referenced pool of assets and other pass through adjustments, and (iv) impact of changes in foreign currency exchange rates on the re-
measurement of foreign denominated unhedged funding agreements and financing transactions to the U.S. dollar and the re-measurement of certain liabilities from non-functional currencies to functional currencies. MetLife believes that excluding the impact of asymmetrical and non-economic accounting from total GAAP results enhances investor understanding of MetLife’s performance by disclosing how these accounting practices affect reported GAAP results.
The following additional adjustments are made to expenses, in the line items indicated, in calculating operating expenses:

Explanatory Note on Non-GAAP Financial
Information (Continued)

(In millions)
Net Income (loss) available to MetLife, Inc.'s common shareholders
820
$
shareholders to operating earnings available to common shareholders:
Less: Net investment gains (losses)
8

Less: Net derivative gains (losses)
(926)

Less: Other adjustments to continuing operations
(233)

Less: Provision for income tax (expense) benefit
428

Add: Net income (loss) attributable to noncontrolling interests
3

Operating earnings available to common shareholders
1,546
$
For the Three Months
Ended March 31, 2017
Adjustments from net income (loss) available to MetLife, Inc.'s common
Reconciliation of Net income (loss) available to common shareholders to operating earnings available to common shareholders